As Amended through December 20, 1996

                    AMENDED AND RESTATED
                 STEWART ENTERPRISES, INC.
              1995 INCENTIVE COMPENSATION PLAN


     1. Purpose. The purpose of the 1995 Incentive Compensation Plan (the "Plan") of Stewart Enterprises, Inc. ("Stewart") is to increase shareholder value and to advance the interests of Stewart and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives (the "Incentives") designed to attract, retain and motivate employees and officers and to strengthen the mutuality of interests between such employees and officers and Stewart's shareholders. Incentives may consist of opportunities to purchase or receive shares of Stewart's Class A common stock, no par value per share (the "Common Stock"), on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation of which Stewart owns (directly or indirectly) within the meaning of
Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock. Any Incentives granted hereunder prior to approval of the Plan by the shareholders of Stewart, shall be granted subject to such approval.

     2.   Administration.

          2.1    Composition.    The   Plan   shall   be
     administered by the compensation committee of the Board of Directors of Stewart, or by a subcommittee of the compensation committee. The committee or subcommittee that administers the Plan shall hereinafter be referred to as the "Committee". The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as currently in effect or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder.

          2.2  Authority.   The  Committee  shall   have
     plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

     3. Eligible Participants. Key employees of the Company (including officers who also serve as directors of the Company) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act, the Committee may delegate to appropriate personnel of the
Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants.

     4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in any of the following forms, either individually or in combination, (a) non-qualified and incentive stock options; (b) stock appreciation rights ("SARs") (c) restricted stock; (d) performance shares; (e) stock awards; and (f) cash awards.

     5.   Shares Subject to the Plan.

          5.1    Number of Shares.   Subject  to adjustment
     as provided in Section 12.5, the total number of shares of Common Stock with respect to which Incentives may be granted under the Plan shall not exceed 3,200,000 shares during the effectiveness of the Plan, less any shares issuable (a) pursuant to options outstanding from time to time under the Company's 1991 Incentive Compensation Plan and (b) to non-employee directors of the Company under a non-employee directors stock plan. Incentives with respect to no more than 500,000 shares of Common Stock may be granted through the Plan to a single participant in one calendar year. In the event that a stock option, SAR or performance share granted hereunder expires or is terminated or cancelled prior to exercise or payment, any shares of Common Stock that were issuable thereunder may be issued again under the Plan. In the event that shares of Common Stock are issued as Incentives under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may be issued again under the Plan. If an Incentive is to be paid in cash by its terms, the Committee need not make a deduction from the shares of Common Stock issuable under the Plan with respect thereto. If and to the extent that an Incentive may be paid in cash or shares of Common Stock, the total number of shares available for issuance hereunder shall be decreased by the number of shares payable under such Incentive, provided that upon any payment of all or part of such Incentive in cash, the total number of shares available for issuance hereunder shall be increased by the appropriate number of shares represented by the cash payment, as determined in the sole discretion of the Committee. Additional rules for determining the number of shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

          5.2 Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

     6.   Stock  Options.   A  stock  option is a  right  to
purchase  shares of Common Stock from Stewart.   Each  stock
option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1 Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 12.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant.

          6.2     Number.   The number of shares of  Common
     Stock subject to the option shall be determined by the Committee, subject to Section 5.1 and subject to adjustment as provided in Section 12.5.

          6.3     Duration and Time for Exercise.   Subject
     to earlier termination as provided in Section 12.4, the term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. The Committee may accelerate the exercisability of any stock option at any time.

          6.4      Repurchase.    Upon   approval   of  the
     Committee, the Company may repurchase all or a portion of a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of cash or Common Stock or a combination thereof with a value equal to the amount per share by which: (a) the Fair Market Value (as defined in Section 12.12) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price.

          6.5 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check; (c) delivery of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised and, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months; (d) if permitted by the Committee, delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company (with a copy to the Company) to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

          6.6 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"):

               (a) Any incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options;

               (b) All incentive stock options must be granted within ten years from the date on which this Plan was adopted by the Board of Directors;

               (c) Unless sooner exercised, all incentive stock options shall expire no later than ten years after the date of grant;

               (d) No incentive stock option shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation; and

               (e)   The   aggregate   Fair   Market   Value
          (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as incentive stock options.

     7.   Restricted Stock.

          7.1 Grant of Restricted Stock. The Committee may award shares of restricted stock to such key employees as the Committee determines to be eligible pursuant to the terms of Section 3. An award of restricted stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

          7.2 The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). Each award of restricted stock may have a different Restricted Period. A Restricted Period of at least three years is required, except that if vesting of the shares is subject to the attainment of specified performance goals, a Restricted Period of one year or more is permitted. Unless otherwise provided in the Incentive Agreement, the Committee may in its discretion declare the Restricted Period terminated and permit the sale or transfer of the restricted stock. The expiration of the Restricted Period shall also occur as provided under Section 12.3.

          7.3 Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

          The  transferability  of this certificate and
          the shares of Common Stock  represented by it
          is   subject  to  the  terms  and  conditions
          (including    conditions    of    forfeiture)
          contained  in  the Stewart Enterprises,  Inc.
          1995 Incentive Compensation Plan (the "Plan") and an agreement entered into between the registered owner and Stewart Enterprises,
          Inc. thereunder. Copies of the Plan and the agreement are on file and available for inspection at the principal office of the Company.

          7.4 Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

          7.5 Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 12.6 due to a recapitalization, merger or other change in capitalization.

          7.6 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section 7.2 and in the Incentive Agreement or an amendment thereto, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends other than those required by law, to the participant or the participant's estate, as the case may be.

          7.7 Rights as a Shareholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

     8. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 8.4. A SAR may be granted (a) with respect to any stock option granted under the Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under the Plan shall be subject to the following terms and conditions:

          8.1 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to
     Section 5.1 and subject to adjustment  as  provided  in
     Section 12.5. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          8.2 Duration and Time for Exercise. The term and exercisability of each SAR shall be determined by the Committee. Unless otherwise provided by the Committee in the Incentive Agreement, each SAR issued in connection with a stock option shall become exercisable at the same time or times, to the same extent and upon the same conditions as the related stock option. The Committee may in its discretion accelerate the exercisability of any SAR at any time.

          8.3 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The Company shall, within 30 days of receipt of notice of exercise, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 8.4.

          8.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock that shall be issuable upon the exercise of an SAR shall be determined by dividing:

               (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the dollar amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the Exercise Date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount equal to the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 12.5); by

               (b) the Fair Market Value of a share of Common Stock on the Exercise Date.

          In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the Exercise Date of any or all of the shares that otherwise would be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the Exercise Date or to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

     9. Performance Shares. A performance share consists of an award that may be paid in shares of Common Stock or in cash, as described below. The award of performance shares shall be subject to such terms and conditions as the Committee deems appropriate.

          9.1 Performance Objectives. Each performance share will be subject to performance objectives for Stewart or one of its subsidiaries, divisions or departments to be achieved by the end of a specified period. The number of performance shares awarded shall be determined by the Committee and may be subject to such terms and conditions as the Committee shall determine. If the performance objectives are achieved, each participant will be paid (a) a number of shares of Common Stock equal to the number of performance shares initially granted to that participant; (b) a cash payment equal to the Fair Market Value of such number of shares of Common Stock on the date the performance objectives are met or such other date as may be provided by the Committee or (c) a combination of shares of Common Stock and cash, as may be provided by the Committee. If such objectives are not met, each award of performance shares may provide for lesser payments in accordance with a pre-established formula set forth in the Incentive Agreement. Notwithstanding the foregoing, unless otherwise provided in the
     Incentive Agreement, the Committee may in its discretion declare the performance objectives achieved or waived. To the extent a performance share is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

          9.2 Not a Shareholder. The award of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award, at which time such stock shall be considered issued and outstanding.

          9.3 Dividend Equivalent Payments. A performance share award may be granted by the Committee in conjunction with dividend equivalent payment rights or other such rights. Dividend equivalent payments may be made to the participant at the time of the payment of the dividend or issuance of the other right or at the end of the specified performance period or may be deemed to be invested in additional performance shares at the Fair Market Value of a share of Common Stock on the date of payment of the dividend or issuance of the right.

     10. Stock Awards. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services previously provided to the
Company. The number of shares to be transferred by the Company to a participant pursuant to a stock award shall be determined by the Committee.

     11. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his services to the Company. Payment of a cash award may relate to the tax liability of a participant in connection with the grant, exercise, or payment of an Incentive or may depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time among participants, as the Committee determines to be appropriate.

     12.  General.

          12.1 Duration.   Subject to Section 12.10, the Plan
     shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

          12.2  Transferability   of   Incentives.  No  stock
     option, SAR or performance share granted  hereunder may
     be   transferred,   pledged,   assigned   or  otherwise
     encumbered by the holder thereof except:

          (a)  by will;

          (b) by the laws of descent and distribution;

          (c) pursuant to a domestic relations order, as defined in the Code, or

          (d)  in  the  case  of  non-qualified   stock
     options only,

               (i) to family members,

               (ii) to a family partnership,

               (iii) to a family limited liability company, or

               (iv) to  a  trust  for  the benefit of family
                    members,

               in all such cases, if permitted by the Committee and so provided in the Incentive
               Agreement or an amendment thereto.

     Any   attempted  assignment,   transfer,   pledge,
     hypothecation  or  other  disposition  of  a stock
     option,  SAR  or  performance  share  or  levy  of
     attachment,   or  similar  process  upon  a  stock
     option, SAR or performance share not specifically permitted herein, shall be null and void and without effect.

          12.3 Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company for any reason, including
     death,   disability,   early   retirement   or   normal
     retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement.

          12.4  Additional  Condition.  Anything in this Plan
     to the contrary notwithstanding:   (a) the Company may,
     if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable
     pursuant  thereto  is  necessary  on   any   securities
     exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such
     listing,   registration,  qualification,   consent   or
     approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          12.5 Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common
     Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          12.6 Incentive  Agreements.   The  terms  of  each
     Incentive shall be stated in an agreement approved by the Committee.

          12.7 Withholding.

               (a) The Company shall have the right to withhold from any payments or stock issuances under the Plan, or to collect as a condition of payment, any taxes required by law to be withheld.

               (b) Any participant may, but is not required to, satisfy his or her withholding tax obligation in whole or in part by electing (the "Election") to have the Company withhold from the shares the participant otherwise would receive shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.

          12.8 No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

          12.9 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

          12.10 Amendment of the Plan.    The Board may amend
     or discontinue the Plan at any time; provided, however, that no such amendment or discontinuance shall change or impair, without the consent of the recipient, an Incentive previously granted.

      12.11 Change of Control. (a) A Change of Control shall mean:

                    (i) the acquisition  by  any individual,
     entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30% of the outstanding shares of Stewart's Class A Common Stock, no par value per share (the "Common Stock"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                    (A)  any  acquisition  of  Common  Stock
               directly from Stewart,

                    (B) any acquisition of Common  Stock  by
               Stewart,

                    (C)  any  acquisition of Common Stock by
               any employee benefit plan (or related trust) sponsored or maintained by Stewart or any corporation controlled by Stewart, or

                    (D)  any  acquisition of Common Stock by
               any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 12.11(a); or

                    (ii)  individuals  who,  as  of the date
     this Section 12.11 was amended by the Board of Directors to read in its current form (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by Stewart's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                    (iii)  consummation of a reorganization,
     merger or consolidation, or sale or other disposition of all or substantially all of the assets of Stewart (a "Business Combination"), in each case, unless, following such Business Combination,

                    (A)  all  or substantially  all  of  the
               individuals and entities who were the beneficial owners of Stewart's outstanding common stock and Stewart's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (A) and paragraphs (B) and (C), shall include a corporation which as a result of such transaction owns Stewart or all or substantially all of Stewart's assets either directly or through one or more subsidiaries), and

                    (B)  except  to  the  extent  that  such
               ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of Stewart or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then
               outstanding   voting   securities   of   such
               corporation, and

                    (C)  at  least a majority of the members
               of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                    (iv)  approval  by  the shareholders  of
     Stewart   of   a   plan  of  complete  liquidation   or
     dissolution of Stewart.

               (b) Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding options and SARs granted pursuant to the Plan shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse, all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by Stewart without the necessity of action by any person.

               (c) The Committee may take such other action with respect to an Incentive as shall be provided in an agreement with the participant.

          12.12 Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and
     (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

          12.13  Loans.  In order to assist a participant  in
     acquiring  shares   of  Common  Stock  pursuant  to  an
     Incentive granted under the Plan, the Committee may authorize, subject to the provisions of Regulation G of the Board of Governors of the Federal Reserve System, at either the time of the grant of the Incentive, at the time of the acquisition of Common Stock pursuant to
     the  Incentive,  or  at  the   time  of  the  lapse  of
     restrictions on shares of restricted stock granted under the Plan, the extension of a loan to the
     participant by the Company.   The  terms  of any loans,
     including the interest rate, collateral and terms of repayment, will be subject to the discretion of the
     Committee.   The  maximum  credit  available  hereunder
     shall be equal to the aggregate purchase price of the shares of Common Stock to be acquired pursuant to the Incentive plus the maximum tax liability that may be incurred in connection with the Incentive.